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                                                                   Exhibit 25.1


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

          CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                        PURSUANT TO SECTION 305(b)(2) X
                                                     ---
                           -------------------------

                               FLEET NATIONAL BANK
               (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

                               U.S. NATIONAL BANK
                 (JURISDICTION OF INCORPORATION OR ORGANIZATION
                          IF NOT A U.S. NATIONAL BANK)

                                   06-0850628
                      (I.R.S. EMPLOYER IDENTIFICATION NO.)

               ONE MONARCH PLACE, SPRINGFIELD, MASSACHUSETTS 01102 (ADDRESS OF TRUSTEE'S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 NOT APPLICABLE
            (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)

                           -------------------------

                              PAGING NETWORK, INC.
               (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

         DELAWARE                                             04-2740516
(STATE OR OTHER JURISDICTION)                             (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)                         IDENTIFICATION NO.)


   4965 PRESTON PARK BLVD., SUITE 600
              PLANO, TEXAS                                    75093
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)


                     10% SENIOR SUBORDINATED NOTES DUE 2008
                       (TITLE OF THE INDENTURE SECURITIES)


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Item 1.  General Information.

     Furnish the following information as to the trustee:

     (a) Name and Address of each examining or supervising authority to which it is subject.

                    Comptroller of the Currency, Washington, D.C.

                    Board of Governors of the Federal Reserve System, Washington, D.C.

                    Federal Deposit Insurance Corporation, Washington, D.C.

     (b)  Whether it is authorized to exercise corporate trust powers.

                    Yes.

Item 2.  Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

                    None.

Items 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14 and have been omitted pursuant to General Instruction B.

Item 16. List of Exhibits.

     List below all exhibits filed as part of this statement of eligibility and qualification.

1.*  A copy of the articles of association of the trustee as now in effect. (See
     Exhibit 25B to Registration Statement No. 22-22241).

2.* A copy of the certificate of authority to the trustee to commence business. (See Exhibit 25B to Registration Statement No. 22-22241).

3.* A copy of the authorization of the trustee to exercise corporate trust powers. (See Exhibit 25B to Registration Statement No. 22-22241).

4.* A copy of the bylaws of the trustee as now in effect. (See Exhibit 25B to Registration Statement No. 22-22241).



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5.   Not applicable.

6. Consent of the trustee required by Section 321 (b) of the Trust Indenture Act of 1939.

7.* A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority. (See
     Exhibit 25B to Registration Statement No. 22-22241).


------------------

* The Exhibits thus designated are incorporated herein by reference. Following the description of such Exhibits is a reference to the copy of the Exhibit heretofore filed with the Securities and Exchange Commission, to which there have been no amendments or changes.


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                                     NOTES


1. Inasmuch of this Form T-1 is filed prior to the ascertainment by the trustee of all facts on which to base responsive answers to Item 2, the answers to said Item are based on incomplete information.

2. Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.



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                                    SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, Fleet National Bank, a national banking association incorporated and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized all in the City of Boston, and Commonwealth of Massachusetts on the 28th day of October, 1996.


                                            FLEET NATIONAL BANK




                                            By: /s/ Gerald P. Beezley
                                               -----------------------
                                            Name: Gerald P. Beezley
                                            Title: Vice President




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                                    EXHIBIT 6
                               CONSENT OF TRUSTEE

         Pursuant to the requirements of Section 321 (b) of the Trust Indenture Act of 1939 in connection with the 10% Senior Subordinated Notes due 2008 of Paging Network, Inc., Fleet National Bank, hereby consents that reports of examinations of federal, state, territorial or district authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                            FLEET NATIONAL BANK





                                            By: /s/ Gerald P. Beezley
                                               --------------------------
                                            Name: Gerald P. Beezley
                                            Title: Vice President



Dated:  October 28, 1996



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